FS ENERGY ADVISOR, LLC
201 Rouse Boulevard
Philadelphia, PA  19112

February 28, 2018

To:	FS Energy Total Return Fund
	201 Rouse Boulevard
	Philadelphia, PA 19112

Re: Permanent Waiver of Portion of Management Fee

       Pursuant to the investment advisory agreement between FS Energy Total Return Fund ("FSETR") and FS
Energy Advisor, LLC ("FS Energy Advisor"), dated as of
February 15, 2017 (as may be amended and restated from time to time) (the "Advisory Agreement"), FSETR has agreed to pay FS Energy Advisor a management fee of 1.75% of the average daily value of FSETR's gross assets, payable quarterly in arrears. This letter serves to confirm that FS Energy Advisor has agreed, effective
February 28, 2018, to permanently waive a portion of the management fee to which it is entitled under the Advisory Agreement so that the fee received equals
1.50% of the average daily value of FSETR's gross assets.
       In connection with this permanent
management fee waiver, FS Energy Advisor represents that the quality and quantity of services under the Advisory Agreement will not be affected by such reduction in fees and that its obligations under the Advisory Agreement will remain unchanged in all respects. Any future amendment to increase or otherwise reinstate the management fee rate under the Advisory Agreement as in effect prior to the date of this letter must be approved by the shareholders of FSETR and to the extent required by the Investment Company
Act of 1940. FSETR and FS Energy Advisor agree that this letter shall be attached to and made a part of the Advisory Agreement, which shall continue in full force and effect as modified hereby.
       Sincerely,

	/s/ Michael C. Forman
Michael C. Forman

Manager, FS Energy Advisor, LLC

Accepted and Agreed as of the Date
First Set Forth Above:

FS ENERGY TOTAL RETURN FUND
By: /s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer